UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period:  January 31, 2020

Item 1. Report to Stockholders.

Retail Class  (AKREX)
Institutional Class  (AKRIX)
Supra Institutional Class  (AKRSX)

SEMI-ANNUAL REPORT
January 31, 2020

Important Notice:
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Akre Focus Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.akrefund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (877) 862-9556.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (877) 862-9556.

Akre Focus Fund

Table of Contents

Shareholder Letter	2
Sector Allocation	5
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	17
Approval of Investment Advisory Agreement	27
Expense Examples	31
Additional Information	33
Privacy Notice	34

Akre Focus Fund

March 2020

Dear Fellow Shareholders:

As of January 31, 2020, two general trends have persisted since our last letter.  First, the market continued to move higher and, second, we continued to hold meaningful cash (16.9% of Fund assets as of January 31, 2020, as compared to the 16.5% held as of July 31, 2019, when last we wrote).  The table below shows the returns for the Akre Focus Fund (the “Fund”) over various periods and since inception ended January 31, 2020.  Even as we continue to hold large cash balances, the table makes clear that, to date, we have been able to experience above-average outcomes while still maintaining “dry powder” that we believe will prove valuable at some point.  As of this writing on the last trading day of February, we have been reminded yet again how quickly markets can change, particularly when valuations are high to begin with.  We have no idea how serious the coronavirus and its economic and market impact will ultimately prove to be.  Our focus remains on identifying opportunities to add to existing positions or to establish new positions in what we believe are extraordinary businesses at valuations we deem conducive to above-average returns over the medium and long term.  These opportunities dwindled as the market climbed higher and higher.  That may be changing, but the road to opportunity requires fortitude to travel. Pain and fear are commensurate with opportunity, but only if you have cash.

Akre Focus Fund Total Annualized Returns as of January 31, 2020
					Since Inception
	1 Year	3 Year	5 Year	10 Year	(8/31/09)
Akre Focus Fund –
Retail (AKREX)	30.50%	23.35%	17.34%	17.76%	16.97%
Akre Focus Fund –
Institutional (AKRIX)	30.82%	23.68%	17.66%	18.06%	17.28%
S&P 500® Index	21.68%	14.54%	12.37%	13.97%	14.01%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling (877) 862-9556. The Fund imposes a 1.00% redemption fee on shares held less than 30 days. Performance data does not reflect the redemption fee, and if reflected, total returns would be reduced. Per the Prospectus, the Fund’s annual operating expense ratio (gross) for the Retail Class and Institutional Class shares is 1.32% and 1.05%, respectively. See the Financial Highlights in this report for the most current expense ratios.

Akre Focus Fund

In truth, we spend virtually no time thinking about unexpected, exogenous shocks like the coronavirus.  Instead of thinking about shocks, we think about “shock absorbers” and the best we know of are (1) owning great businesses, (2) purchasing at reasonable valuations, and (3) holding cash when purchasing at reasonable valuations proves elusive.  We believe the Fund has all three shock absorbers firmly in place, though that certainly does not mean we will avoid pain in the event of a sharp downturn.  What it means is that we are theoretically more likely to decline less, recover faster, and make productive use of any downturn by having substantial cash to put to work.  That last part—having the cash to take advantage of attractive valuations—is really up to you, our fellow shareholders.  Your behavior, especially during tough times, is a critically important contributor to our outcomes.  That is why we have always thought of our Fund and relationship with you as a partnership.

Our top five contributors to performance over the past year have been Moody’s, Mastercard, American Tower, Visa, and CarMax.  Of these, the only name we have added to in the past year is CarMax.

The largest five detractors from performance over the past year have been Dollar Tree, TD Ameritrade, Alarm.com, Diamond Hill, and Enstar Group.  We exited TD Ameritrade, Diamond Hill, and Enstar during calendar year 2019.  We added to our position in Alarm.com and continue to assess the prospects for Dollar Tree and its Family Dollar division in particular.

Our top ten holdings as of January 31, 2020, comprised approximately 67% of the Fund’s assets and were:

Top Ten Holdings as of January 31, 2020	Percentage of Net Assets

American Tower Corp.	11.1%
Mastercard, Inc. – Class A	10.7%
Moody’s Corp.	10.3%
Visa, Inc. – Class A	7.5%
CarMax, Inc.	5.0%
O’Reilly Automotive, Inc.	4.9%
SBA Communications Corp.	4.8%
Roper Technologies, Inc.	4.2%
Constellation Software, Inc.	4.1%
Markel Corp.	3.9%

In closing, please note that effective January 1, 2020, Chris Cerrone was named a Portfolio Manager of the Akre Focus Fund.  Chris joined Akre Capital in 2012 and has been a partner in the firm since 2014.  Anticlimactically, the title change will not alter how Chris spends his days at work—he has been performing the research and doing the work necessary to be a Portfolio Manager for several years.  Happily, it does signal official recognition of his many significant contributions to our clients’ success.

We thank you for your support of the Akre Focus Fund and hope you will join us for our next semi-annual investor call.

Sincerely,

Chuck, John, & Chris
Akre Capital Management, LLC

Akre Focus Fund

In our continuing desire to communicate with our fellow shareholders, we invite you to a conference call scheduled for April 28, 2020, at 4:00 PM Eastern Time.

On the call, we will discuss our outlook, provide some more detail about our investments, and answer questions you may have.  Please submit any questions in advance by email to questions@akrecapital.com by April 24, 2020.  We look forward to our chat on April 28, 2020.

Akre Focus Fund Conference Call Information

Date:	April 28, 2020
Time:	4:00 PM Eastern Time
Domestic Dial In:	(866) 483-5508

No Conference ID is required for this call. Please follow the voice prompt.

Opinions expressed are those of the advisor, Akre Capital Management, LLC, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in small-and medium-capitalization companies, which involve additional risks such as limited liquidity and greater volatility than larger capitalization companies.

Must be preceded or accompanied by a current prospectus.

The S&P 500® Index is an index of 500 large-capitalization companies selected by Standard & Poor’s Financial Services LLC.  One cannot invest directly in an index.

Fund holdings are subject to change and are not recommendations to buy or sell any security.

The Akre Focus Fund is distributed by Quasar Distributors, LLC.

Akre Focus Fund

SECTOR ALLOCATION at January 31, 2020 (Unaudited)

Sector	Percent of Net Assets

Information Technology	23.1%
Financials	20.6%
Real Estate	15.9%
Consumer Discretionary	12.9%
Industrials	8.5%
Health Care	2.1%
Cash & Equivalents(1)	16.9%
Total	100.0%

  (1)  Includes short-term investments, cash, investments purchased with cash proceeds from securities lending, and other assets in excess of liabilities.

The Global Industry Classification Standard (GICS®) sector and industry classifications were developed by and/or are the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s administrator, U.S. Bancorp Fund Services, LLC.

Akre Focus Fund

SCHEDULE OF INVESTMENTS at January 31, 2020 (Unaudited)

Shares		Value
COMMON STOCKS: 83.1%

Capital Markets: 16.4%
6,250,000	Brookfield Asset
	Management,
	Inc. –
	Class A	$382,562,500
12,500,000	KKR & Co.,
	Inc. – Class A	398,750,000
5,161,390	Moody’s Corp.	1,325,393,338
		2,106,705,838
Diversified Financial Services: 0.3%
200,000	Berkshire
	Hathaway,
	Inc. –
	Class B (1)	44,886,000
Equity Real Estate
Investment Trusts: 15.9%
6,149,293	American
	Tower
	Corp. (2)	1,425,037,160
2,465,000	SBA
	Communications
	Corp.	615,165,400
		2,040,202,560
Health Care Equipment
& Supplies: 2.1%
1,655,300	Danaher Corp.	266,288,111

Industrial Conglomerates: 4.2%
1,408,000	Roper
	Technologies,
	Inc.	537,377,280

Insurance: 3.9%
426,000	Markel
	Corp. (1)	499,685,220

IT Services: 18.2%
4,329,100	Mastercard,
	Inc. –
	Class A	1,367,735,854
4,866,500	Visa, Inc. –
	Class A	968,287,505
		2,336,023,359
Multiline Retail: 3.0%
4,455,370	Dollar Tree,
	Inc. (1)	387,929,066

Professional Services: 4.3%
250,000	CoStar Group,
	Inc. (1)	163,247,500
2,400,000	Verisk Analytics,
	Inc.	389,928,000
		553,175,500
Software: 4.9%
1,364,932	Alarm.com
	Holdings,
	Inc. (1)	59,961,463
163,740	ANSYS,
	Inc. (1)	44,918,794
497,800	Constellation
	Software, Inc.	523,246,705
		628,126,962
Specialty Retail: 9.9%
6,632,621	CarMax,
	Inc. (1)	643,629,542
1,543,200	O’Reilly
	Automotive,
	Inc. (1)	626,693,520
		1,270,323,062
TOTAL COMMON STOCKS
(Cost $4,099,640,499)		10,670,722,958

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

SCHEDULE OF INVESTMENTS at January 31, 2020 (Unaudited)

Principal
Amount		Value
SHORT-TERM INVESTMENTS: 15.5%

U.S. Treasury Bills: 15.5%
$400,000,000	United States
	Treasury Bill, 1.503%,

	2/4/2020 (2,3)	$399,984,748
400,000,000	United States
	Treasury Bill, 1.473%,

	2/20/2020 (3)	399,722,492
500,000,000	United States
	Treasury Bill, 1.503%,

	3/5/2020 (3)	499,341,790
300,000,000	United States
	Treasury Bill, 1.503%,

	3/10/2020 (3)	299,547,351
400,000,000	United States
	Treasury Bill, 1.528%,

	3/24/2020 (3)	399,162,500
TOTAL SHORT-TERM
INVESTMENTS
(Cost $1,997,596,055)		1,997,758,881

Shares
INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES LENDING: 3.2%
408,014,400	First American
	Government
	Obligations
	Fund – Class Z, 1.448% (4)
		408,014,400
TOTAL INVESTMENTS
PURCHASED WITH CASH PROCEEDS
FROM SECURITIES LENDING
(Cost $408,014,400)		408,014,400

TOTAL INVESTMENTS
IN SECURITIES: 101.8%
(Cost $6,505,250,954)		13,076,496,239
Liabilities in Excess
of Other Assets: (1.8)%		(236,268,671)
TOTAL NET ASSETS: 100.0%		$12,840,227,568

(1)	Non-income producing security.
(2)	This security or a portion of this security was out on loan as of January 31, 2020. Total loaned securities had a value of $399,997,904 or 3.1% of net assets.
(3)	Rate represents the annualized effective yield to maturity from purchase price.
(4)	Annualized seven-day effective yield as of January 31, 2020.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENT OF ASSETS AND LIABILITIES at January 31, 2020 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value
(Cost $6,505,250,954)(1)	$13,076,496,239
Cash	163,940,791
Receivables:
Fund shares sold	29,225,254
Dividends and interest	1,731,640
Securities lending income, net	4,208
Prepaid expenses	220,747
Total assets	13,271,618,879

LIABILITIES
Payables:
Collateral received for securities loaned	408,014,400
Fund shares redeemed	9,766,696
Investment advisory fees	9,681,826
Fund administration fees	466,113
Fund accounting fees	132,946
Distribution fees – Retail Class	1,177,579
Shareholder servicing fees	1,670,270
Audit fees	12,619
Transfer agent fees	405,181
Custody fees	44,817
Chief Compliance Officer fees	1,863
Trustees fees	11,901
Other accrued expenses	5,100
Total liabilities	431,391,311
NET ASSETS	$12,840,227,568

(1)	Includes loaned securities with a market value of $399,997,904.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENT OF ASSETS AND LIABILITIES at January 31, 2020 (Unaudited) (Continued)

COMPONENTS OF NET ASSETS
Paid-in capital	$6,300,132,735
Total distributable earnings	6,540,094,833
Total net assets	$12,840,227,568

Net Asset Value (unlimited shares authorized):
Retail Class:
Net assets	$5,956,126,094
Shares of beneficial interest issued and outstanding	129,293,565
Net asset value, offering price, and redemption price per share	$46.07

Institutional Class:
Net assets	$5,974,545,854
Shares of beneficial interest issued and outstanding	126,416,294
Net asset value, offering price, and redemption price per share	$47.26

Supra Institutional Class:
Net assets	$909,555,620
Shares of beneficial interest issued and outstanding	19,165,913
Net asset value, offering price, and redemption price per share	$47.46

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

(This Page Intentionally Left Blank.)

Akre Focus Fund

STATEMENT OF OPERATIONS For the Six Months Ended January 31, 2020 (Unaudited)

INVESTMENT INCOME
Dividends from unaffiliated securities
(net of $423,254 foreign withholding tax)	$34,207,212
Interest	17,438,519
Income from securities lending, net	308,060
Total investment income	51,953,791

EXPENSES
Investment advisory fees	54,481,645
Distribution fees – Retail Class	7,158,932
Shareholder servicing fees – Retail Class	2,691,758
Shareholder servicing fees – Institutional Class	2,201,612
Fund administration fees	1,459,089
Transfer agent fees – Institutional Class	561,177
Transfer agent fees – Retail Class	548,548
Transfer agent fees – Supra Institutional Class	12,261
Fund accounting fees	501,779
Registration expense	181,760
Custody fees	161,175
Reports to shareholders	149,538
Trustees fees	95,716
Miscellaneous expenses	49,582
Insurance expenses	14,323
Audit fees	12,620
Legal fees	6,082
Chief Compliance Officer fees	5,529
Total expenses	70,293,126
Net investment loss	(18,339,335)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	215,148,223
Change in net unrealized appreciation/depreciation
on unaffiliated investments	751,378,362
Net realized and unrealized gain on investments	966,526,585
Net increase in net assets resulting from operations	$948,187,250

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2020	Year Ended
	(Unaudited)	July 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(18,339,335)	$(24,847,782)
Net realized gain on unaffiliated investments	215,148,223	126,898,865
Net realized gain on affiliated investments	—	20,897,026
Change in unrealized appreciation/depreciation
on unaffiliated investments	751,378,362	1,911,176,531
Change in net unrealized appreciation/depreciation
on affiliated investments	—	(57,173,096)
Net increase in net assets
resulting from operations	948,187,250	1,976,951,544

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders – Retail Class	(167,778,005)	(21,453,479)
Net distributions to shareholders – Institutional Class	(161,675,454)	(17,384,316)
Net distributions to shareholders –
Supra Institutional Class	(25,194,597)	(3,305,408)
Total distributions to shareholders	(354,648,056)	(42,143,203)

CAPITAL SHARE TRANSACTIONS
Increase in net assets derived from net change
in outstanding shares – Retail Class(1)	127,499,664	405,175,645
Increase in net assets derived from net change
in outstanding shares – Institutional Class(1)	704,543,387	1,053,209,885
Increase in net assets derived from net change
in outstanding shares – Supra Institutional Class(1)	14,237,700	73,499,611
Total increase in net assets
from capital share transactions	846,280,751	1,531,885,141
Total increase in net assets	1,439,819,945	3,466,693,482

NET ASSETS
Beginning of period/year	11,400,407,623	7,933,714,141
End of period/year	$12,840,227,568	$11,400,407,623

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(1)	Summary of share transactions is as follows:

	Six Months Ended
	January 31, 2020		Year Ended
	(Unaudited)		July 31, 2019
Retail Class	Shares	Value	Shares	Value
Shares sold	17,476,161	$782,027,496	33,124,193	$1,273,958,053
Shares issued in
reinvestment
of distributions	3,598,188	158,392,240	589,033	20,486,587
Shares redeemed(2)	(18,176,889)	(812,920,072)	(23,391,847)	(889,268,995)
Net increase	2,897,460	$127,499,664	10,321,379	$405,175,645

(2)	Net of redemption fees of $141,259 and $152,167, respectively.

	Six Months Ended
	January 31, 2020		Year Ended
	(Unaudited)		July 31, 2019
Institutional Class	Shares	Value	Shares	Value
Shares sold	23,590,190	$1,080,576,316	40,692,911	$1,593,765,764
Shares issued in
reinvestment
of distributions	3,089,777	139,503,431	411,808	14,639,763
Shares redeemed(3)	(11,247,044)	(515,536,360)	(14,294,933)	(555,195,642)
Net increase	15,432,923	$704,543,387	26,809,786	$1,053,209,885

(3)	Net of redemption fees of $15,783 and $133,051, respectively.

	Six Months Ended
	January 31, 2020		Year Ended
	(Unaudited)		July 31, 2019
Supra Institutional Class	Shares	Value	Shares	Value
Shares sold	997,443	$46,015,984	3,567,866	$137,589,570
Shares issued in
reinvestment
of distributions	13	577	2	81
Shares redeemed	(690,029)	(31,778,861)	(1,626,766)	(64,090,040)
Net increase	307,427	$14,237,700	1,941,102	$73,499,611

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

RETAIL CLASS
	Six Months
	Ended
	January 31,
	2020		Year Ended July 31,
	(Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning
of period/year	$43.95		$36.17	$28.87	$25.01	$23.98	$21.56

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(1)	(0.10)		(0.16)	(0.16)	(0.14)	(0.12)	(0.15)
Net realized and unrealized
gain on investments	3.55		8.13	7.66	4.05	1.15	3.04
Total from
investment operations	3.45		7.97	7.50	3.91	1.03	2.89

LESS DISTRIBUTIONS
Distributions from
net realized gain	(1.33)		(0.19)	(0.20)	(0.05)	—	(0.47)
Total distributions	(1.33)		(0.19)	(0.20)	(0.05)	—	(0.47)
Proceeds from
redemption fees	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value,
end of period/year	$46.07		$43.95	$36.17	$28.87	$25.01	$13.98
Total return	7.99	%(3)	22.17%	26.06%	15.64%	4.30%	13.59%

SUPPLEMENTAL DATA
Net assets, end of
period/year (millions)	$5,956.1		$5,555.0	$4,198.6	$3,663.9	$3,364.1	$2,764.7
Portfolio turnover rate	3	%(3)	3%	4%	10%	13%	16%

RATIOS
Expenses to average
net assets	1.31	%(4)	1.32%	1.32%	1.33%	1.34%	1.34%
Net investment loss to
average net assets	(0.45	)%(4)	(0.41)%	(0.48)%	(0.56)%	(0.54)%	(0.64)%

(1)	Calculated based on the average number of shares outstanding.
(2)	Does not round to $0.01 or $(0.01), as applicable.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

INSTITUTIONAL CLASS
	Six Months
	Ended
	January 31,
	2020		Year Ended July 31,
	(Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning
of period/year	$45.00		$36.93	$29.39	$25.39	$24.28	$21.77

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(1)	(0.04)		(0.06)	(0.07)	(0.07)	(0.06)	(0.09)
Net realized and unrealized
gain on investments	3.63		8.32	7.81	4.12	1.17	3.07
Total from
investment operations	3.59		8.26	7.74	4.05	1.11	2.98

LESS DISTRIBUTIONS
Distributions from
net realized gain	(1.33)		(0.19)	(0.20)	(0.05)	—	(0.47)
Total distributions	(1.33)		(0.19)	(0.20)	(0.05)	—	(0.47)
Proceeds from
redemption fees	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value,
end of period/year	$47.26		$45.00	$36.93	$29.39	$25.39	$24.28
Total return	8.12	%(3)	22.50%	26.41%	15.96%	4.57%	13.88%

SUPPLEMENTAL DATA
Net assets, end of
period/year (millions)	$5,974.5		$4,993.9	$3,108.7	$2,087.9	$1,531.0	$1,303.6
Portfolio turnover rate	3	%(3)	3%	4%	10%	13%	16%

RATIOS
Expenses to average
net assets	1.04	%(4)	1.05%	1.05%	1.05%	1.06%	1.09%
Net investment loss to
average net assets	(0.19	)%(4)	(0.15)%	(0.20)%	(0.28)%	(0.26)%	(0.39)%

(1)	Calculated based on the average number of shares outstanding.
(2)	Does not round to $0.01 or $(0.01), as applicable.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

SUPRA INSTITUTIONAL CLASS
	Six Months
	Ended					Period
	January 31,					Ended
	2020		Year Ended July 31,			July 31,
	(Unaudited)		2019	2018	2017	2016(1)
Net asset value,
beginning of period/year	$45.16		$37.03	$29.44	$25.41	$23.36

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(2)	(0.02)		(0.02)	(0.04)	(0.05)	(0.04)
Net realized and unrealized
gain on investments	3.65		8.34	7.83	4.13	2.09
Total from
investment operations	3.63		8.32	7.79	4.08	2.05

LESS DISTRIBUTIONS
From net realized gain	(1.33)		(0.19)	(0.20)	(0.05)	—
Total distributions	(1.33)		(0.19)	(0.20)	(0.05)	—
Net asset value,
end of period/year	$47.46		$45.16	$37.03	$29.44	$25.41
Total return	8.18	%(3)	22.60%	26.54%	16.07%	8.78	%(3)

SUPPLEMENTAL DATA
Net assets, end of
period/year (millions)	$909.6		$851.6	$626.4	$457.2	$315.1
Portfolio turnover rate	3	%(3)	3%	4%	10%	13	%(3,4)

RATIOS
Expenses to average net assets	0.95	%(5)	0.95%	0.95%	0.96%	1.00	%(5)
Net investment loss to
average net assets	(0.09	)%(5)	(0.05)%	(0.11)%	(0.18)%	(0.17	)%(5)

(1)	The Supra Institutional Class commenced operations on August 31, 2015.
(2)	Calculated based on the average number of shares outstanding.
(3)	Not annualized.
(4)	Portfolio turnover is calculated at the total Fund level.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

The Fund is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on August 31, 2009.

The Fund offers Retail, Institutional, and Supra Institutional Class shares. The Retail and Institutional Classes commenced operations on August 31, 2009, and the Supra Institutional Class commenced operations on August 31, 2015. Each class of shares has equal rights as to earnings and assets except that Retail Class shares bear distribution expenses and each class of shares bears its own shareholder servicing and transfer agent fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Fund is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2020 (Unaudited) (Continued)

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability; and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2020 (Unaudited) (Continued)

the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2020. See the Schedule of Investments for an industry breakout.

	Level 1	Level 2	Level 3	Total
Common Stocks	$10,670,722,958	$—	$—	$10,670,722,958
Short-Term
Investments	—	1,997,758,881	—	1,997,758,881
Investments
Purchased
With Cash
Proceeds From
Securities
Lending	408,014,400	—	—	408,014,400
Total Investments
in Securities	$11,078,737,358	$1,997,758,881	$—	$13,076,496,239

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized and realized gain or loss from investments.

The Fund does not isolate net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2020 (Unaudited) (Continued)

the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Such fluctuations are included with the net realized gain or loss from investments. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare dividends in each calendar year of at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.  As of fiscal year ended July 31, 2019, the Fund deferred, on a tax basis, late year losses of $12,725,584 and had no post-October losses.

As of January 31, 2020, the Fund did not have any tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of January 31, 2020, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2020 (Unaudited) (Continued)

capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.  The Fund charges a 1.00% redemption fee on shares held less than 30 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2020 (Unaudited) (Continued)

changing the market value of the investment. If at any time Akre Capital Management, LLC (the “Advisor”) determines that the value of illiquid investments held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

J.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820.  The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements.  The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements.  ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.  Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13.  Management has chosen to early adopt the eliminated or modified disclosures.

K.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”) such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The Transaction is expected to close by the end of March 2020. The Board has approved Quasar to remain as the Fund’s distributor at the close of the transaction.

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2020 (Unaudited) (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, and certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% based upon the average daily net assets of the Fund. For the six months ended January 31, 2020, the advisory fees incurred by the Fund are disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to reduce fees and/or pay Fund expenses in order to limit the annual ratio of expenses for shares of the Fund to 1.49%, 1.24%, and 1.17% for the Retail Class, Institutional Class, and Supra Institutional Class, respectively, of each class’s average daily net assets (the “Expense Caps”). The current Expense Caps for the Retail Class, Institutional Class, and the Supra Institutional Class are in place indefinitely, and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Advisor. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement. Each of the Fund’s classes operated below the current Expense Caps and accordingly, the Advisor did not waive any fees or reimburse expenses for the six months ended January 31, 2020.  Any amount due from the Advisor is paid monthly to the Fund, if applicable.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Fund’s expenses, reviews expense accruals, and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the six months ended January 31, 2020, are disclosed in the Statement of Operations.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2020 (Unaudited) (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund.  Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act on behalf of the Retail Class shares and a Shareholder Servicing Plan on behalf of the Retail, Institutional, and Supra Institutional Class shares. The Distribution Plan provides that the Fund may pay an annual fee to the Distributor of up to 0.25% of the average daily net assets of Retail Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. No distribution fees are paid by Institutional Class or Supra Institutional Class shares. Under the Shareholder Servicing Plan, the Retail, Institutional, and Supra Institutional Classes are authorized to pay an annual shareholder servicing fee of up to 0.10%, 0.10%, and 0.03% of each class’s average daily net assets, respectively. This fee is used to finance certain activities related to servicing and maintaining shareholder accounts.  For the six months ended January 31, 2020, the distribution fees and shareholder servicing fees incurred by the Fund are disclosed in the Statement of Operations.  For the six months ended January 31, 2020, U.S. Bank N.A., an affiliate of the Fund, received $17,241 in shareholder servicing fees.

NOTE 4 – SECURITIES LENDING

The Fund may lend up to 33 1/3% of the securities in its portfolio to brokers, dealers, and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A.  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing year. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

The Fund’s loaned securities are collateralized by cash equivalents. The cash collateral is invested by U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2020 (Unaudited) (Continued)

support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of January 31, 2020, the market value of the securities on loan and payable on collateral received were as follows:

Market Value of	Payable on
Securities on Loan	Collateral Received
$399,997,904	$408,014,400

Offsetting Assets and Liabilities. The Fund is subject to netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following is a summary of the arrangements subject to offsetting as of January 31, 2020.

Net
		Gross	Amounts	Gross Amounts Not
		Amounts	Presented	Offset in the Statements
		Offset in the	in the	of Assets & Liabilities
		Statement of	Statement of		Cash
	Gross	Assets &	Assets &	Financial	Collateral	Net
Liabilities	Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Securities
Lending	$408,014,400	$ —	$408,014,400	$408,014,400	$ —	$ —

The Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.) The Schedule of Investments for the Fund includes the particular cash collateral holding as of January 31, 2020. The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

The fee and interest income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them (“Income from securities lending, net”) is reflected in the Statement of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended January 31, 2020, the cost of purchases and the proceeds from the sale or maturity of securities, other than short-term investments, were $496,259,986 and $310,866,263, respectively.

There were no purchases, sales, or maturities of long-term U.S. Government securities for the six months ended January 31, 2020.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2020 (Unaudited) (Continued)

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended January 31, 2020, and the year ended July 31, 2019, for the Fund was as follows:

	January 31, 2020	July 31, 2019
Distributions paid from:
Long-term capital gain(1)	$354,648,056	$42,143,203

(1) Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

As of fiscal year ended July 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows(2):

Cost of investments	$5,923,280,688
Gross tax unrealized appreciation	5,820,189,050
Gross tax unrealized depreciation	(557,745)
Net tax unrealized appreciation	5,819,631,305
Undistributed ordinary income	—
Undistributed long-term capital gains	139,649,918
Total distributable earnings	139,649,918
Other accumulated losses	(12,725,584)
Total accumulated gains	$5,946,555,639

(2) The difference between book basis and tax basis unrealized appreciation was attributable to wash sales.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Credit facility activity for the six months ended January 31, 2020, was as follows:

Maximum available credit	$200,000,000
Largest amount outstanding on an individual day	—
Average balance when in use	—
Credit facility outstanding as of January 31, 2020	—
Average interest rate when in use	—

Interest expense for the six months ended January 31, 2020, is disclosed in the Statement of Operations, if applicable.

Akre Focus Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 22, 2019, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Akre Capital Management, LLC (the “Advisor”) for the Akre Focus Fund (the “Fund”) for another annual term.  At this meeting and at a prior meeting held on May 21, 2019, the Board received and reviewed substantial information regarding the Fund, the Advisor, and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent, and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent, and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience, and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  In this regard, the Board also considered the additions made to the portfolio management team in recent years and the Advisor’s continuing efforts to enhance that team to provide for appropriate succession planning.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, business continuity plan, and risk management process.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality, and extent of such management services.

Akre Focus Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

2.
The Fund’s historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar and Lipper classifications and appropriate securities market benchmarks, all for periods ended March 31, 2019.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund significantly outperformed the median of its Morningstar peer group for the one-year, three-year, and five-year periods.

The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting that the Fund outperformed its benchmark for the one-year, three-year, and five-year periods.

The Board also considered the Fund’s outperformance compared to the Advisor’s similarly managed separate account composite for the one-year, three-year, and five-year periods ended March 31, 2019.  The Board noted that the Advisor represented that performance differences were mainly due to the similarly managed separate accounts being more concentrated and custom-designed for the specific needs of each client.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.49% for the Fund’s Retail Class shares, 1.24% for the Fund’s Institutional Class shares, and 1.17% for the Fund’s Supra Institutional Class shares (the “Expense Caps”) and noted that the Fund was currently operating below these levels.  The

Akre Focus Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Board noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were higher than those of its Morningstar peer group median and average.  The Board also took into consideration the services the Advisor provided to its similarly managed separate account clients and private funds, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the fees charged to the Fund were below the fees charged by the Advisor to its similarly managed separate account clients and private funds. The Board concluded that the fees paid to the Advisor were fair and reasonable particularly in light of the strong comparative performance of the Fund against benchmarks and peers.

4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor as the assets of the Fund had grown materially in recent years.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board also considered that as Fund assets have continued to grow, the annual expense ratios with respect to all classes of the Fund have declined to levels below the respective Expense Caps, permitting shareholders to share in the economies of scale realized through the growth of the Fund.  The Board also considered that economies of scale have been shared with shareholders through increased investments by the Advisor in technology and resources, including investments in personnel related to the investment process to help maintain the Fund’s performance. In addition, the Board considered the out-of-pocket sub-transfer agency fees paid by the Advisor to support shareholder services. The Board concluded that it would continue to revisit this issue in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” and the Rule 12b-1 fees paid to the Advisor. In assessing profitability, the Board took into account that a significant portion of allocated Fund expenses was comprised of a distribution to the managing member of the Advisor, who is also one

Akre Focus Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

of the Fund’s portfolio managers, as his compensation.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive and was consistent with the profitability in previous years.  The Board determined that the Advisor had maintained adequate financial resources to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to it.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Akre Focus Fund

EXPENSE EXAMPLES For the Six Months Ended January 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 – January 31, 2020).

Actual Expenses

The “Actual” lines of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, a $15.00 fee is currently charged by Fund Services.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them.  An Individual Retirement Account will be charged an annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the following examples.  The following examples include, but are not limited to, investment advisory fees, shareholder servicing fees, distribution fees, fund accounting fees, fund administration fees, custody fees, and transfer agent fees.  However, the following examples do not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the actual line under the heading titled, “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

Akre Focus Fund

EXPENSE EXAMPLES For the Six Months Ended January 31, 2020 (Unaudited) (Continued)

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, each hypothetical line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	8/1/2019	1/31/2020	8/1/2019 – 1/31/2020(1)
Retail Class Actual	$1,000.00	$1,079.90	$6.85

Hypothetical (5% return
before expenses)	1,000.00	1,018.55	6.65
Institutional Class Actual	1,000.00	1,081.20	5.46

Hypothetical (5% return
before expenses)	1,000.00	1,019.89	5.30
Supra Institutional
Class Actual	1,000.00	1,081.80	4.97

Hypothetical (5% return
before expenses)	1,000.00	1,020.36	4.82

(1)
For the Fund’s Retail, Institutional, and Supra Institutional Class shares, expenses are equal to the annualized expense ratio for the most recent six-month period of 1.31%, 1.04%, and 0.95%, respectively, multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Akre Focus Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 862-9556. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 862-9556. Furthermore, you can obtain this information on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (filings prior to March 31, 2019 were on Form N-Q). The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT reports may also be obtained by calling (877) 862-9556.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (877) 862-9556. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.akrefund.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements, and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (877) 862-9556 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements. In addition, see the Important Notice on the cover page for changes that will be made to the distribution of the annual and semi-annual reports after January 1, 2021.

Akre Focus Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms,

•	Information you give us verbally, and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic, and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
AKRE CAPITAL MANAGEMENT, LLC
2 W. Marshall Street
Post Office Box 998
Middleburg, VA 20118-0998

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant, and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102-2529

Legal Counsel
SULLIVAN & WORCESTER LLP
1633 Broadway, 32nd Floor
New York, NY 10019

Akre Focus Fund
	Ticker	CUSIP
Retail Class	AKREX	742935117
Institutional Class	AKRIX	742935125
Supra Institutional Class	AKRSX	74316P751

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    April 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title  )    /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    April 8, 2020

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    April 7, 2020

* Print the name and title of each signing officer under his or her signature.